SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 17, 1998


MEDUSA CORPORATION
(Exact name of registrant as specified in its charter)


OHIO	1-1274-2	34-0394630
(State or other	(Commission file	(IRS employer
jurisdiction 	 number)	 identification no.)
of incorporation)


3008 Monticello Boulevard
Cleveland Heights, Ohio	44118-1308
(Address of principal executive offices)	(Zip code)


Registrant's telephone number, including area code:(216) 371-4000







	Item 5.  Other Events

		On March 18, 1998, Medusa issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by this reference. The definitive agreement referred to in such press release is filed as Exhibit 2.1 hereto and incorporated herein by this reference.


	Item 7.  Financial Statements and Exhibits.

		(c)	Exhibits.  The following material is filed as an
exhibit to this Current Report on Form 8-K:


Exhibit
Number	Description of Exhibit

2.1*	Agreement and Plan of Merger dated as of March 17,
1998 between Medusa Corporation, Bedrock Merger
Corp., and Southdown, Inc.
14.1	Letter Agreement dated April 1, 1998 between Medusa
Corporation and Southdown, Inc.
99.1*	Press Release dated March 18, 1998

--------------------
*  Previously filed.





SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MEDUSA CORPORATION



By:  /s/ Robert D. Vilsack
	Robert D. Vilsack

Title: Vice President,
Secretary and General Counsel



Dated:  27 April 1998